JPMORGAN ACCESS FUNDS

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

(All Share Classes)

(each a series of JPMorgan Trust I)

(each a “Fund” and collectively, the “Funds”)

Supplement dated October 10, 2014 to

the Prospectuses dated November 1, 2013, as supplemented and the

Summary Prospectuses dated November 1, 2013, as supplemented

Effective immediately, the portfolio managers’ information for each Fund in the section titled “Management” in each Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced by the following:

Management

Investment Adviser

J.P. Morgan Investment Management Inc.

Investment Sub-adviser

Portfolio Manager	Managed Fund Since	Primary Title with Investment Sub-adviser
J.P. Morgan Private Investments Inc.
Ken Louie	2009	Executive Director
Stephen M. Parker	2014	Managing Director

In addition, the section of the Funds’ prospectuses titled “The Funds’ Management and Administration — The Portfolio Managers” is hereby deleted in its entirety and replaced with the following:

The Portfolio Managers

The senior portfolio management team consists of Ken Louie, Executive Director, and Stephen M. Parker, Managing Director, both of JPMorgan Chase Bank, N.A.

The portfolio managers are responsible for the day-to-day management of the Funds. Mr. Louie and Mr. Parker formulate the asset allocation strategy, portfolio construction and determine the underlying investment strategies used for each of the Funds.

Mr. Louie has served as a portfolio manager of the Funds since the 2009 inception. Previously, he managed over $6 billion in ultra-high-net-worth and private foundation assets at the J.P. Morgan Private Bank where Mr. Louie co-founded the Manager Selection practice and was a member of the Global Portfolio Construction team. Prior to joining J.P. Morgan in 1990, he worked at Ernst & Whinney and Salomon Brothers. Mr. Louie earned his Master of Business Administration from Columbia Business School, and his Bachelor of Science from New York University. He also holds a Certified Public Accountant license.

Mr. Parker is a Managing Director and U.S. Head of Multi-Asset Strategies for the Global Access Portfolios at J.P. Morgan. He oversees Diversified Private Placement, Mutual Fund and Insurance strategies and serves as a Portfolio Manager for the firm’s Global Access Portfolios. He is a member of the J.P. Morgan Private Bank Global Investment Committee. Mr. Parker has been an employee of J.P. Morgan since 2001 and previously worked in Investment Strategy supporting the Chief Investment Officer of J.P. Morgan Private Bank, with a focus on equity strategy. Mr. Parker holds a Bachelor of Science degree in Commerce from the University of Virginia, with a concentration in Finance.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS AND SUMMARY PROSPECTUS FOR FUTURE REFERENCE

SUP-ACCESS-1014